Exhibit 10.61
AMENDMENT NO. 7 dated as of September 25, 2009 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 2, 2004, as amended pursuant to that certain Incremental Term Loan Assumption Agreement and Amendment No. 1 dated as of April 1, 2005, that certain Incremental Term Loan Assumption Agreement and Amendment No. 2 dated as of March 24, 2006, as amended as of April 21, 2006, that certain Incremental Term Loan Assumption Agreement and Amendment No. 3 dated as of June 30, 2006, that certain Amendment No. 4 dated as of February 6, 2007, that certain Amendment No. 5 dated as of September 30, 2008 and that certain Amendment No. 6 dated as of July 29, 2009 (as so amended, the “Credit Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, the lenders from time to time party to the Credit Agreement (the “Lenders”) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.
A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.
B. The Borrower has requested that the Revolving Credit Maturity Date under the Credit Agreement be extended to October 9, 2009 and the Lenders party hereto, which represent all the Revolving Credit Lenders, have agreed to such request on and subject to the terms and conditions of this Amendment.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2. Amendments to Credit Agreement. The definition of “Revolving Credit Maturity Date” in Section 1.01 is hereby amended and restated in its entirety as follows:
“Revolving Credit Maturity Date” shall mean, October 9, 2009, or such later date as may be agreed to in writing by the Borrower and all the Revolving Credit Lenders.
SECTION 3. Reduction of Revolving Commitments. Effective upon the occurrence of the Amendment No. 7 Effective Date (as defined below) and without the need for any further notice or action, the aggregate amount of the Revolving Credit Commitments shall be automatically reduced from $40,000,000 to $25,000,000 (the “Commitment Reduction”). The Commitment Reduction shall be made among the Revolving Credit Lenders (after giving effect to Section 3 hereof) such that each Revolving Credit Lender’s Revolving Credit Commitment shall be in the corresponding amount set forth on Schedule 1 hereto. For the avoidance of doubt, the Revolving Credit Commitment of National Consumer Cooperative Bank shall be terminated in full.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 7 Effective Date and after giving effect to this Amendment:
(a) This Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms. The Credit Agreement (as amended hereby) constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.
(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 7 Effective Date with the same effect as though made on and as of the Amendment No. 7 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(c) No Default or Event of Default has occurred and is continuing.
SECTION 5. Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 7 Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Guarantor and (iii) each of the Revolving Credit Lenders.
SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.
SECTION 7. Consent and Reaffirmation. Each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Subsidiary Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents.

2

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 10. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Remainder of this page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
By:	/s/ Mike Alber
	Name:	Mike Alber
	Title:	CFO, Senior VP and Treasurer

HUMAN FACTORS APPLICATIONS, INC.,
By:	/s/ Josh Izenberg
	Name:	Josh Izenberg
	Title:	Secretary

ALION-METI CORPORATION,
By:	/s/ Mike Alber
	Name:	Mike Alber
	Title:	Treasurer

ALION-CATI CORPORATION,
By:	/s/ Mike Alber
	Name:	Mike Alber
	Title:	Treasurer

ALION-JJMA CORPORATION,
By:	/s/ Mike Alber
	Name:	Mike Alber
	Title:	Treasurer

ALION-BMH CORPORATION,
By:	/s/ Mike Alber
	Name:	Mike Alber
	Title:	Treasurer

WASHINGTON CONSULTING, INC.,
By:	/s/ Mike Alber
	Name:	Mike Alber
	Title:	Treasurer

ALION-MA&D CORPORATION,
By:	/s/ Mike Alber
	Name:	Mike Alber
	Title:	Treasurer

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,
By:	/s/ Josh Izenberg
	Name:	Joshua Izenberg
	Title:	Secretary

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually as a Revolving Credit Lender and as Administrative Agent,
By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

BANK OF AMERICA, N.A., as a Revolving Credit Lender,
By:	/s/ Robert S. Cashion
	Name:	Robert S. Cashion
	Title:	Senior Vice President

NATIONAL CONSUMER COOPERATIVE BANK, as a Revolving Credit Lender,
By:	/s/ James C. Oppenheimer
	Name:	James C. Oppenheimer
	Title:	General Counsel

SCHEDULE I

Revolving Credit Lender	Revolving Credit Commitment
Bank of America, N.A.	$21,751,975
Credit Suisse, Cayman Islands Branch	$3,248,025
TOTAL	$25,000,000